EX-32.1

Certification pursuant to 18 U.S.C. Section 1350

INFE- Human Resources, Inc. CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended quarterly report of INFE- Human Resources, Inc. (INFE-HR) on Form 10-QSB for the period ending May 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Arthur Viola, Chief Executive Officer of INFE-HR, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of INFE-HR.

/s/    ARTHUR VIOLA
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       Arthur Viola      Chief Executive Officer          July 19, 2004
                         Sole Director
                         and Chief Financial Officer